UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2013

GREENE COUNTY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

                                                                      Federal                        0-25165                      14-1809721
                                                                  (State or Other Jurisdiction                             (Commission File No.)                              (I.R.S. Employer
                                                                    of Incorporation)                                                                                                          Identification No.)

                                                                                            302 Main Street, Catskill NY                                     12414
                                                                                 (Address of Principal Executive Offices)                                                               (Zip Code)

                                                                                                    Registrant’s telephone number, including area code:     (518) 943-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 8.01                      Other Events

On March 18, 2013, Greene County Bancorp, MHC (the “MHC”), the mutual holding company and the 55.1% majority-owner of Greene County Bancorp, Inc. (the “Company”) received the non-objection of the Federal Reserve Bank of Philadelphia to waive its right to receive dividends paid by the Company during the twelve months ending February 19, 2014.

As has been previously disclosed, it is the MHC’s intention to waive the dividends declared and paid by the Company on its common stock beginning with the dividend expected to be paid on April 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREENE COUNTY BANCORP, INC.

DATE:  March 19, 2013                                                       By: /s/ Donald E. Gibson
             Donald E. Gibson
             President and Chief Executive Officer